UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 25, 2003

Health Management Associates, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-11141	61-0963645
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5811 Pelican Bay Boulevard, Suite 500, Naples, Florida		34108-2710
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (239) 598-3131

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure

On August 25, 2003, Health Management Associates, Inc. (the “Company”) issued a press release announcing the signing of a definitive agreement to acquire five non-urban hospitals from Tenet Healthcare Corporation. The Company’s press release is attached as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

The following exhibit is filed as a part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated August 25, 2003 of Health Management Associates, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Health Management Associates, Inc.

Date: August 25, 2003	By:	/s/ Robert E. Farnham
Robert E. Farnham Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated August 25, 2003 of Health Management Associates, Inc.